Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2019
Prepayments and Other Current Assets
Prepayments and Other Current Assets
5.	Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2018	2019
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	97,642	356,033
Prepayment for royalties, revenue sharing cost	2,000,327	2,627,048
Interest and other operating income receivable	511,364	524,069
Prepayments of content and marketing cost and other operational expenses	664,523	569,122
Prepayment for sales tax and deductible value added tax	312,852	483,547
Bridge loans in connection with ongoing investments	19,540	21,259
Deposits	107,254	11,882
Employee advances	44,337	79,823
Advance to suppliers	76,009	26,664
Others	91,357	117,975
	3,925,205	4,817,422

In accordance with the license agreements of World of Warcraft®, the StarCraft® II series, Hearthstone®, Heroes of the Storm®, Diablo® III and Overwatch®, the Group made certain guarantee payments to Blizzard on behalf of Shanghai EaseNet for the minimum guaranteed royalties as of December 31, 2018 and 2019. The guarantee amounts will be released to the Group when actual royalties are paid by Shanghai EaseNet to Blizzard.

As of December 31, 2018 and 2019, prepayments for royalties and revenue sharing cost mainly represented prepaid royalties or revenue sharing cost related to operations of licensed PC and mobile games.

The amount of employee advances listed above included staff housing loan balances of RMB43.1 million and RMB43.0 million repayable within 12 months from December 31, 2018 and 2019, respectively (see Note 11). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2018 and 2019.